AMENDMENT NO. 1 TO ACQUISITION AGREEMENT



     AMENDMENT NO. 1, dated as of June 15, 1998, (the "Amendment"), to the Acquisition Agreement (the "Acquisition Agreement"), dated as of September 15, 1997, by and among OMI Corp., a Delaware corporation ("OMI"), Universal Bulk Carriers, Inc., a Liberian corporation ("UBC"), Marine Transport Lines, Inc., a Delaware corporation (the "Company"), and the persons set forth on Exhibit A attached thereto (each a "Shareholder" and collectively, the "Shareholders"). Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Acquisition Agreement.

     WHEREAS, OMI, UBC, the Company and the Shareholders desire to amend certain provisions of the Acquisition Agreement as set forth herein;

     NOW, THEREFORE,  in consideration of the foregoing,  and for other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
acknowledged, the parties hereto agree as follows:


                                    ARTICLE 1
                       Amendments to Acquisition Agreement
                       -----------------------------------

     The Acquisition Agreement is hereby amended as hereinafter provided in this
Article 1, effective as of June 15, 1998.

     1.1  Amendments to Article I of the Acquisition Agreement.

              (a) The definition of Domestic Business set forth in Section 1.01 of the Acquisition Agreement is hereby amended by deleting clause
         (vii)(a) thereof and adding a new clause (ix) as follows:

                   "(ix) a  promissory  Note issued by Argosy  Ventures  Ltd. to
                   Challenger   Transport   Inc.   having  a  face   amount   of
                   $9,000,000."

     1.2  Amendments to Article VI of the Acquisition Agreement.

              (a) ss.6.1 of the Acquisition Agreement is hereby amended by deleting sub clause (h) in its entirety, and substituting in its place the following:

                   "(h) refrain from declaring, setting aside, making or paying any distribution in redemption of stock or a dividend, payable in cash, stock, property or otherwise, with respect to any class of the capital stock of the Company, except (i) a redemption of stock for cash not in excess of $2,500,000 (less any cash fees paid by the Company to First Stanford and DNB pursuant to the Consulting Agreement) plus any amounts distributed pursuant to Section 2.2(c)(iii) in redemption of Common Stock immediately preceding the Acquisition and (ii) a redemption of stock for the proceeds from the sale of the interests of Marine LNG I, Inc. and Marine LNG II, Inc. in the vessels LNG AQUARIUS and LNG ARIES, respectively, such proceeds to be used for redemption of Common Stock."

              (b) ss.6.19 of the Acquisition Agreement is hereby amended by deleting clause (i) in its entirety, and substituting in its place the following:

                   "(i) $17,155,957 of Common Stock prior to the First Closing Date; provided, however, prior thereto the Company shall have certified to the Acquiror that the Company has complied with the requirements of Section 6.23 of this Agreement; and"

     1.3   Amendments to Article VII of the Acquisition Agreement.

              (a) ss.7.1(a)(vi) of the Acquisition Agreement is hereby amended by deleting said condition in its entirety.

              (b) ss.7.2(g) of the Acquisition Agreement is hereby amended by deleting clause (i) in its entirety, and substituting in its place the following:

                   "(i) Cadwalader, Wickersham & Taft, special counsel to the Company and to the Shareholders listed in the first paragraph of the opinion, shall have furnished the Acquiror with an opinion, dated the First Closing Date, in form and substance reasonably satisfactory to the Acquiror."

              (c) ss.7.2(g) of the Acquisition Agreement is hereby further amended by deleting clause (iii) in its entirety.

              (d) ss.7.3 of the Acquisition Agreement is hereby amended by deleting clause (f) in its entirety, and substituting in its place the following:

                   "(f) Opinion of Counsel. The Acquiror shall have furnished to the Shareholders and the Company (i) an opinion, dated the First Closing Date, of White & Case, special counsel to the Acquiror and (ii) an opinion, dated the First Closing Date, of Fredric S. London, Esq., General Counsel of the Acquiror, each of (i) and (ii) in form and substance reasonably satisfactory to the Shareholders and the Company."

              (e) ss.7.3 of the Acquisition Agreement is hereby further amended by deleting clause (i) in its entirety, and substituting in its place the following:

                   "(i) $17,155,957 in redemption for certain shares of Stock provided, however, prior thereto the Company shall have certified to the Acquiror that the Company has complied with the requirements of Section 6.23 of this Agreement, and"

     1.4   Amendments to Exhibits.

                   (a) Exhibit A to the Acquisition Agreement is hereby amended by deleting said Exhibit in its entirety, and substituting in its place Exhibit A hereto.

                   (b) Exhibit I to the Acquisition Agreement is hereby amended by deleting said Exhibit in its entirety, and substituting in its place Exhibit I hereto.

                   (c) Exhibit V to the Acquisition Agreement is hereby amended by deleting said Exhibit in its entirety, and substituting in its place Exhibit V hereto.

                   (d) Exhibit M to the Acquisition Agreement is hereby amended by deleting said Exhibit in its entirety.



                                    ARTICLE 2
                   Certain Additional Covenants and Agreements
                   -------------------------------------------


     2.2 OMI hereby agrees to include among the Domestic Businesses' assets as of the Second Closing Date two workboats (OMS MAVRICK and OMS TRAVIS) currently used by OMI Petrolink Corp.

     2.3 OMI Corporation hereby agrees to pay on the Second Closing Date by wire transfer, in immediately available funds, the sum of $1,360,000 to the account of OMI Corp., which amount shall not be included in the working capital of OMI Corp. on the Acquiror's Closing Balance Sheet.

     2.4 The parties agree that the fair market value of the furniture and fixtures located at 90 Park Avenue (which is referred to in the Notes to Exhibit I and the definition of Domestic Businesses) shall be $305,000.

     2.5 OMI Corporation shall be responsible for and shall indemnify OMI Corp. for any and all costs and expenses of OMI Corp. related to (i) the termination of any one or more of the employees of OMI Corp. currently dedicated to the business of OMI Ship Management Inc. (the "Ship Management Employees"), (ii) the employment of the Ship Management Employees by a temporary employee leasing company in furtherance of OMI's run-off of its current contracts with the U.S. Maritime Administration (the "OMI MARAD Contracts"), the revenues of which shall continue to be assets of OMI Corp, (iii) maintaining OMI Ship Management's office through termination of all of the MARAD contracts, and (iv) the closure of OMI Ship Management's office and (v) the lease of office space for OMI Ship Managment.


                                    ARTICLE 3
                                 Certain Waivers

     In consideration of the agreements of OMI and OMI Corporation  contained in
Section 1.3(a) and Article 2 hereof and subject to consummation of the transactions to be completed at the First Closing, the Shareholders hereby agree
(i) to waive their rights arising under Section 7.3(a) of the Acquisition Agreement as a result of the changes referred to in the letter dated June 14, 1998 from Cadwalader, Wickersham & Taft addressed to the Acquiror (to the extent such changes may be deemed to constitute material adverse changes), which changes the Company believed (as of the date of such letter) constitute a material adverse change in the Condition of the Domestic Businesses, and are limited to the losses resulting from the loss of the Sea River contract, the losses resulting from the failure of OMI Ship Management to receive any contracts from the U.S. Maritime Administration, the additional expense incurred by OMI Ship Management in hiring in personnel to manage the OMI Columbia and the COURIER, PATRIOT and ROVER, the severence payments, rent and office payments attributable to OMI Ship Management and the double counting of interest income related to the cash flow projections of the OMI Columbia and (ii) to waive any breaches of any representations or warranties as a result of any of the matters referred to in clause (i).

                                    ARTICLE 4
                   Certain Additional Covenants and Agreements

     4.1 Except as expressly amended hereby, the Acquisition Agreement and all other agreements, documents, instruments and certificates executed in connection therewith remain in full force and effect in accordance with their respective terms.

     4.2 This Amendment may be executed in two or more counterparts, all of which taken together shall constitute one instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be as effective as delivery of a manually executed counterpart of this Amendment.

     4.3 THE INTERPRETATION AND CONSTRUCTION OF THIS AMENDMENT, AND ALL MATTERS RELATING HERETO, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS EXECUTED AND TO BE PERFORMED SOLELY WITHIN SUCH STATE WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF.

     4.4 This Amendment shall not constitute a consent or waiver to or modification of any other provision, term or condition of the Acquisition
Agreement. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Acquisition Agreement, as amended hereby, remain in full force and effect.


                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS WHEREOF, the Company, the Acquiror and UBC have caused their corporate names to be hereunto subscribed by their duly authorized respective officers and each of the Shareholders has signed this Agreement, all as of the day and year first above written.

                                               MARINE TRANSPORT LINES, INC.


                                               By:/s/ Richard T. du Moulin
                                                  ------------------------
                                                   Name:
                                                   Title:


                                               OMI CORP.


                                               By:/s/Vincent de Sostoa
                                                  --------------------
                                                      Name:
                                                      Title:


                                               OMI CORPORATION, as successor-in-
                                               interest to UNIVERSAL BULK
                                               CARRIERS, INC.


                                                By:/s/Vincent de Sostoa
                                                   --------------------
                                                      Name:
                                                      Title:

                                  SHAREHOLDERS



/s/Richard T. du Moulin                             /s/Paul B. Gridley
-----------------------                             ----------------------------
Richard T. du Moulin                                Paul B. Gridley

/s/Mark L. Filanowski                               s/Irwin S. Meyer
-----------------------                             ----------------------------
Mark L. Filanowski                                  Irwin S. Meyer
                                                    as registered owner
/s/Jerome Shelby
-----------------------                             ----------------------------
Jerome Shelby
                                                    The Wolfson Descendants'
                                                    1983 Trust

                                                    /s/ Biniamine Amoyelle
                                                    ----------------------------
                                                    By: Biniamine Amoyelle
                                                    Title: Trustee


Steamboat Road Holdings, Inc.                       Larchmont Partners, L.P.

/s/Richard T. du Moulin                             /s/Richard T. du Moulin
------------------------                            ----------------------------
By:                                                 By:
Title:                                              Title:


Harrowston Corporation                              /s/ Peter N. Popov
                                                    ----------------------------
/s/ David E. Sutin                                   Peter N. Popov
-----------------------
By: David E. Sutin
Title:

/s/Jeffrey Miller                                   /s/ Thomas E. Murphy
-----------------------                             ----------------------------
Jeffrey Miller                                      Thomas E. Murphy

/s/Douglas Newhouse                                 /s/ Stanley Rich
-----------------------                             ----------------------------
Douglas Newhouse                                    Stanley Rich

/s/Nicholas Orfanidis                               /s/Thomas McIntyre
-----------------------                             ----------------------------
Nicholas Orfanidis                                  Thomas McIntyre


/s/Ken Jones
------------------------                            Richard T. du Moulin
Ken Jones                                           and Mark Filanowski
                                                    as Trustees under the
                                                    Trust Agreement dated
                                                    September 12, 1997
                                                    between the Company and
                                                    the Trustees


                                                    By:/s/Richard T. du Moulin
                                                       -----------------------
                                                       Richard T. du Moulin


                                                    By:/s/Mark Filanowski
                                                       ------------------
                                                       Mark Filanowski